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                       Supplement dated September 1, 1997
                         to the following Prospectuses:

             Flag Investors Total Return U.S. Treasury Fund Shares
                   (Class A and Class B) dated March 1, 1997
                      Flag Investors Managed Municipal Fund
                       Class A Shares dated March 1, 1997

         The following information updates and supersedes the information contained in the Prospectuses for the funds (the "Funds") listed above:

         Effective September 1, 1997, Alex. Brown Incorporated ("Alex. Brown") and Bankers Trust New York Corporation ("Bankers Trust") consummated an Agreement and Plan of Merger (the "Merger") under which Alex. Brown merged with and into a subsidiary of Bankers Trust. Pursuant to the Merger, Investment Company Capital Corp., each Fund's administrator, became an indirect subsidiary of Bankers Trust.

         Alex. Brown & Sons Incorporated, formerly the distributor for the Funds' Flag Investors Shares, will continue business operations after the Merger as part of BT Alex. Brown Incorporated, a renamed subsidiary of Bankers Trust. In that capacity it will continue to provide shareholder services to its customers who are shareholders of a Fund. However, to comply with applicable banking regulations, the Funds have engaged ICC Distributors, Inc. ("ICC Distributors") to provide distribution services to the Flag Investors Shares of each Fund. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

         In addition, the Board has approved Bankers Trust Company as each Fund's custodian and it is currently anticipated that Bankers Trust Company, a subsidiary of Bankers Trust, will provide custodial services to the Funds effective on or about September 22, 1997.

         In addition, effective September 1, 1997 certain changes in the Funds' Directors and officers were effected primarily for the purpose of complying with bank regulatory requirements. Charles W. Cole, Jr. retired as Director of Total Return U.S. Treasury Fund, Inc. Amy M. Olmert has been appointed Secretary of each Fund, Edward J. Veilluex has resigned as Vice President of each Fund, Gary
Y. Fearnow has resigned as Vice President of the Total Return U.S. Treasury Fund, Inc. and Scott J. Liotta has resigned as Vice President and Secretary of each Fund.



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